Financial Risk Management - Movement in Allowance for Doubtful Accounts Attributable to Trade and Other Receivables (Detail) - Trade and other receivables, and other financial assets current [Member] - JPY (¥)
¥ in Millions
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure of financial assets [line items]
Loss allowance beginning balance	¥ 467	¥ 492
Provision for the year	312	304
Reversal	(18)	(60)
Utilized	(95)	(171)
Deconsolidation		(102)
Translation	0	4
Loss allowance ending balance	¥ 666	¥ 467